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                                                                    EXHIBIT 23.4

                      CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Prospectus constituting part of this Registration Statement on Form S-3 of our report dated July 9, 1998 relating to the Millennium Contributed Business statements of income and cash flows, which appears in the Current Report on Form 8-K of Occidental Petroleum Corporation dated May 15, 1998. We also consent to the reference to us under the heading of "Experts" in the Prospectus.


PRICEWATERHOUSECOOPERS LLP

Cincinnati, Ohio
December 18, 1998